UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.)

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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CYTOSORBENTS CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! CYTOSORBENTS CORPORATION 2023 Annual Meeting Vote by June 5, 2023 11:59 PM ET You invested in CYTOSORBENTS CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 6, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 6, 2023 10:00 a.m., Eastern time Virtually at: www.virtualshareholdermeeting.com/CTSO2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V11130 - P90095 CYTOSORBENTS CORPORATION C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 V1.2

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V11131 - P90095 1. To elect the following nominees to serve as directors: Nominees: 1a. Phillip P. Chan, MD, PhD For 1b. Edward R. Jones, MD, MBA For 1c. Michael G. Bator, MBA For 1d. Alan D. Sobel, CPA For 1e. Jiny Kim, MBA For 2. To approve, on an advisory basis, the compensation of the Company’s named executive officers, disclosed pursuant to Item 402 of Regulation S - K. For 3. To ratify the appointment of WithumSmith+Brown, PC as CytoSorbents Corporation’s independent auditors to audit CytoSorbents Corporation’s financial statements for the fiscal year ending December 31, 2023. For 4. To conduct such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.